UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 8, 2013

COMM 2013-CCRE9 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation UBS Real Estate Securities Inc. KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-184376-05	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of July 8, 2013, with respect to COMM 2013-CCRE9 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 to the Form 8-K and (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 that were previously filed.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Deutsche  Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.4	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

Date: October 30, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities LLC, CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, Midland Loan Services, a Division of PNC Bank, National Association as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.4	Mortgage Loan Purchase Agreement, dated July 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.